Exhibit 99.1
Old National Bancorp Investment Thesis Financial Data as of 3-31-12 Dated: May 11, 2012
Commitment to Excellence
Additional Information for Shareholders In connection with the proposed merger, Old National Bancorp will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of Indiana Community Bancorp and a Prospectus of Old National Bancorp, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National Bancorp and Indiana Community Bancorp, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old National Bancorp at www.oldnational.com under the tab "Investor Relations" and then under the heading "Financial Information" or from Indiana Community Bancorp by accessing Indiana Community Bancorp's website at www.myindianabank.com under the tab "Shareholder Relations" and then under the heading "Documents." Old National Bancorp and Indiana Community Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Indiana Community Bancorp in connection with the proposed merger. Information about the directors and executive officers of Old National Bancorp is set forth in the proxy statement for Old National's 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2012. Information about the directors and executive officers of Indiana Community Bancorp is set forth in Item 12 of Indiana Community Bancorp's Form 10-K for its fiscal year ended December 31, 2011, as filed with the SEC on March 15, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan (including the proposed acquisition of Indiana Community Bancorp), changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, significant changes in accounting, failure to adhere to tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.
Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.
The Old National Distinction Through execution of a sound strategy, ONB is well positioned for the future Strengthen the risk profile Consistent application of conservative underwriting standards has led to strong loan quality relative to peers (excluding covered loans) 1Q12 net charge-offs of .33% vs. 1Q12 peer average of .56% 1Q12 loans 90+ days of .01% vs. 4Q11 peer average of .65% Enhance management discipline Disciplined approach to managing expenses and improving efficiencies company wide has yielded positive results Strongly capitalized, liquid balance sheet with the flexibility to take advantage of opportunities in the market place 1Q12 tangible common equity of 9.23% Tier 1 capital of 14.0% and total risk-based capital of 15.4% Loan to deposit ratio at 1Q12 of 70.0% vs. 4Q11 peer average of 79.1% Achieve consistent, quality earnings Recent acquisitions along with improving balance sheet mix has lead to expanding net interest margin 1Q12 of 4.20% vs. 1Q11 of 3.62% CONSISTENCY Peer Group data per SNL Financial See Appendix for definition of Peer Group
Strong 1Q12 Earnings Performance Net income of $21.7 million, or $.23 per share Vs. $22.2 million, or $.23 per share, in 4Q11 Vs. $16.4 million, or $.17 per share, in 1Q11 Net interest margin remained stable at 4.20% Core deposits grew $56.7 million Noninterest-bearing demand deposits increased $39.5 million Strong credit metrics continued to improve Continued progress on efficiency initiatives
Adapting and Reshaping our Business For Growth Streamlining processes to make it simple, easy and fast for clients to do business with Old National Commercial Banking Unit 2nd review committee for new lending opportunities Focus on cross sell of insurance and wealth management Introduction of Quick Home Refi product Elimination of free checking Increasing the net interest margin Improving the earning asset mix Growing core deposits Reducing wholesale funding Monroe Bancorp and Integra Bank acquisitions
Pre-Tax, Pre-Provision Income1 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses 4 18 17 16.8 9.2 26.6 27.8 28.6 34.4 32.4 1 Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes $1.9 million in net Integra-related OREO expense 1 CAGR = 26.2% Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses 2
Positive Momentum 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Noninterest expense, less merger and integration costs and Integra-related OREO expenses 90.8 77.1 77.9 76.1 83.3 76.4 77.6 88.4 88.5 80.8 Total revenues less securities gains (losses) 94.8 95.1 94.9 92.9 92.5 103 105.4 117 122.9 122.9 1Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company 1 CAGR = 2.9% 1See appendix for Non-GAAP reconciliation
Net Interest Margin 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB Core 0.0333 0.034 0.0342 0.0346 0.0341 0.0329 0.0328 0.0351 0.0352 Monroe Accretion 0.0021 0.0038 0.0029 0.0037 0.0016 Integra Accretion 0.0039 0.0032 0.0052 Net interest margin1 remained stable at 4.20% Includes 16 bps and 52 bps, respectively, of benefit from balance sheet marks relating to Monroe and Integra 1 Fully taxable equivalent basis 3.33% 3.40% 3.42% 3.46% 3.62% 3.67% 3.96% 4.20% 2 ONB Core includes interest income from the contractual interest rates of Monroe and Integra loans 2 4.20% Earning assets reflect purchased assets, net of discount

# Corporate Summary

## MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions)

| | |
|---|---|
| Headquarters | Evansville, Indiana |
| Stock Exchange/Symbol | NYSE: ONB |
| Market Capitalization@ 5-4-12 | $1.2 billion |
| Current Quarterly Cash Dividend | $.09 |
| Cash Dividend Yield @ 5-4-12 | 2.91% |
| Book Value Per Common Share @ 3-31-12 | $11.10 |
| Price @ 5-4-12 / 2012 Consensus Estimate | 12.6X |
| Institutional Ownership @ 12-31-11 | 62.4% |
| YTD 5-4-12 Average Trading Volume | 550,320 shares |

## FINANCIAL DATA (at/for the quarter ended 3-31-12) ($ in millions)

| | |
|---|---|
| Total Assets | $8,581.1 |
| Total Core Deposits (Excluding Brokered CDs) | $6,646.5 |
| Return on Average Assets | 1.02% |
| Return on Average Common Equity | 8.34% |
| Net Interest Margin | 4.20% |
| Efficiency Ratio | 70.9% |
| Tangible Common Equity Ratio[1] | 9.23% |
| Trust Assets Under Management | $4,285.2 |

Investor Inquiries:
Lynell J. Walton, CPA
SVP – Director of Investor Relations
812-464-1366 lynell.walton@oldnational.com

## COMPANY DESCRIPTION

>Old National Bancorp (NYSE: ONB) is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN

- -183 financial centers and 227 ATM's located throughout Indiana, Western Kentucky and Southern Illinois
- -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 10th largest bank-owned insurance agency in the country

>Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance

>Since late 2004, ONB has been guided by three strategic imperatives

- -Strengthen the Risk Profile
  - >Early identification and aggressive resolution of deteriorating credits
  - >Proactive risk management
- -Enhance Management Discipline
  - >Disciplined pricing of loans and deposits using market share presence
  - >Optimize balance sheet
  - >Hold managers accountable for their results
- -Achieve Consistent Quality Earnings
  - >Targeting 6% to 8% annual earnings per share growth

| TOP 15 Institutional Holders (12-31-11 13F Filings) | Shares Held (in 000s) | % Ownership |
|---|---|---|
| BlackRock Fund Advisors | 6,718.1 | 7.10 |
| The Vanguard Group | 4,949.8 | 5.23 |
| Heartland Advisors | 4,190.9 | 4.43 |
| State Street Global Advisors | 3,226.3 | 3.41 |
| Jacobs Asset Management | 2,336.5 | 2.47 |
| Dimensional Fund Advisors | 2,220.8 | 2.35 |
| Northern Trust Investment | 2,178.4 | 2.30 |
| BlackRock Advisors | 1,979.2 | 2.09 |
| Forest Hill Capital | 1,711.1 | 1.81 |
| Citadel Advisors | 1,688.6 | 1.78 |
| APG Algemene Pensioen Groep N.V. | 1,476.7 | 1.56 |
| Kennedy Capital Management | 1,291.2 | 1.36 |
| Old National Bank (Asset Management) | 1,250.0 | 1.32 |
| Fiduciary Management Associates | 1,114.6 | 1.18 |
| Security Investors | 1,113.2 | 1.18 |

[1]See appendix for Non-GAAP reconciliation

12
New Old National Landscape Old National Indiana Community Strategic fill-in of attractive I-65 corridor in South Eastern Indiana On January 25, 2012, Old National announced its intent to acquire Indiana Community Bancorp (INCB) headquartered in Columbus, Indiana
Deposit / Unemployment Distribution Deposit / Unemployment Distribution 56.9% / 7.8% .5% / 8.6% 1.6% / 9.4% 0% / 9.4% 40.5% / 8.6% .5% / 8.5% % of ONB's Indiana deposits* / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics March 2012 Unemployment: Indiana = 8.2% Illinois = 8.8% Kentucky = 8.6% Ohio = 7.5% Michigan = 8.5% USA = 8.2% 1Deposits based on 6-30-11 FDIC data (Including Integra Bank deposits) 76% of ONB deposits1 are in Indiana- majority are in regions with lowest unemployment
Our Indiana Footprint Economic Vital Signs Indicator Outlook Latest Statistics (March 2012) Latest Statistics (March 2012) Trend (YOY change from March 2011) Jobs Nonfarm Employment* Unemployed* 2,849,700 274,700 Jobs increased 42,600 Unemployment rate decreased to 8.2% (Lowest level since December 2008) Unemployment Insurance Claims Initial Claims Weeks Claimed 21,904 262,507 Initial claims decreased 12.6% Weeks claimed decreased 13.1% Predictive Index Leading Index for Indiana (April) 98.2 At 98.2, the LII is up 0.2 pints this month and at its highest level since August 2008 Home Sales Units Sold Avg. Home Price** 12,470 $126,652 The number of home sales increased 15% The average sale price increased 2.4% Regional Spending Net Sales Tax Collected $531 MM Sales tax collections as a state have increased 9.1% Local Indiana HQ Stock Performance Price Change 1Q12 CMI: 36.4% LLY: (3.1)% NI: 2.3% SPG: 13.0% STLD: 10.6% WLP: 11.4% ZMH: 20.3% Most stock prices have increased even as macro concerns have driven high volatility in the marketplace * Preliminary **Avg. over Dec. 2012 Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Google Finance, IN Dept. of Revenue
Asset/Liability Composition NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.42894 0.23478 0.03921 0.17967 0.08528 0.00283 0.02929 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Covered Loans Other Asset 0.32341 0.13757 0.11967 0.09874 0.12398 0.06393 0.132 *Consumer Loans consist of 26% direct, 46% indirect and 28% HELOC. Period-End 3-31-11 *Consumer Loans consist of 26% direct, 41% indirect and 33% HELOC. Period-End 3-31-12 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.37176 0.20016 0.04984 0.22118 0.1146 0.01039 0.03206 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.36878 0.15761 0.15069 0.113 0.09683 0.112
Loan Concentrations - Excluding Covered Loans At 3-31-12 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio
Conservative Lending Limits Borrower1 Asset Quality Rating In-House Lending Limit1 ($ in millions) 0 $25 1, 2, or 3 $20 4 $15 5 $10 6 (Watch) $7.5 7 (Special Mention) $5 In-house lending limits conservative relative to ONB's legal lending limit at 3-31-12 of $107.0 million per borrower 1Includes entire relationship with borrower
Proactive Risk Management No subprime business line Conservative stance on commercial real estate Starting mid-year 2006 Reduction in higher-risk residential loans Sold $405.6 million in 2004 Sale of credit card portfolio June 2000 Minimal construction and land loan exposure 4Q11 at 3.14% vs. 4Q11 peer average of 6.53% Not participating in new shared national credits Well-staffed experienced special assets area
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Provision Expense 21.9 5.7 6.8 17 17.3 12 12.2 21.8 9.3 8 6.4 7.1 3.3 3.2 0 0.1 1 Quarterly Net Charge-Offs 6.1 15.9 5.5 13.4 12.6 13.6 12.7 21.8 6.7 8.2 6.1 6.9 2.9 5.8 4.9 8.2 3.4 2008 2009 2010 $40.8 $60.8 $28.0 $51.5 > $63.3 > $30.8 > $ in millions Long-term positive trends in credit quality 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB 0.0052 0.0135 0.0047 0.0114 0.0107 0.0119 0.0125 0.022 0.0072 0.009 0.0066 0.0074 0.0027 0.0056 0.005 0.0079 0.0033 Peer Group Average 0.0029 0.0041 0.0049 0.0077 0.0079 0.013 0.0117 0.0156 0.0105 0.0129 0.0119 0.0129 0.009 0.0112 0.009 0.0109 Peer Group data per SNL Financial - See Appendix for definition of Peer Group Credit Quality - Excluding Covered Loans 2011 $21.7 $6.5 <
Credit Quality - Net Charge-Offs 1Q11 2Q11 3Q11 4Q11 1Q12 ONB Core 0.0031 0.0053 0.0053 0.0055 0.002 Monroe -0.0009 0.0075 0.0018 0.0322 0.0127 Integra Covered - - -0.0025 0.0017 0.0058 Integra Noncovered - - -0.0214 0.0061 0.0352 $5.2 $4.9 $5.0 $3.0 $1.8 $ in millions ($.1) $.8 $.2 $3.0 $1.1 ($.3) ($.1) $.3 $.8 $.4 $.1
Credit Quality - Excluding Covered Loans 30+ Day Delinquent Loans Specific Segment Overview 30+ Day Delinquent Loans 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Commercial ..32% .36% .29% .26% .35% .35% .51% .29% .16% Commercial Real Estate .26% .52% .23% .12% .36% .19% .34% .78% .25% First Mortgage Residential Real Estate 1.31% 1.85% 1.73% 1.59% .98% 1.03% .82% .99% .71% Home Equity Lines Of Credit .49% .71% .93% .61% ..33% .17% .24% .44% .21% All Other Consumer Loans .93% 1.16% 1.59% 1.42% 1.05% 1.28% 1.26% 1.55% .98% 1As a % of end of period loans Peer Group data per SNL Financial See Appendix for definition of Peer Group 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB 0.0073 0.0082 0.0094 0.0089 0.0055 0.0076 0.0076 0.0069 0.0058 0.0057 0.0062 0.0078 0.0045 Peer Group Average 0.0143 0.0129 0.0145 0.0168 0.016 0.0175 0.0167 0.0163 0.017 0.0159 0.0154 0.0151 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB 0.0005 0.0006 0.0007 0.0009 0.0004 0.0001 0.0004 0.0002 0.0002 0.0001 0.0003 0.0003 0.0001 Peer Group Average 0.0025 0.00256 0.0038 0.0044 0.0047 0.006 0.0059 0.0061 0.007 0.0068 0.0069 0.0065
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB Consolidated 124.855 86.587 101.019 94.607 103.5 104.861 100.652 75 84 115.8 105.6 98.5 80.1 77.1 ONB Excluding Monroe 94.6 85.8 77.6 62.2 59.88 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB Consolidated 116.1 122.4 113.6 101 90.1 92.4 88.8 101 103.4 102 110.9 101.6 88.8 71 ONB Excluding Monroe 83 98.7 90.6 79.3 64.448 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB Consolidated 64 77.4 77.7 73.7 67 68.1 68.86 69.8 70.9 121.4 118.4 124.8 115.3 113 ONB Excluding Monroe 82.4 79.7 84.2 78.4 79.885 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB Consolidated 0.9273 0.9477 0.9527 0.9448 0.5366 0.547 0.486 0.4615 0.454 ONB Excluding Monroe 0.84 0.83 0.68 0.65 0.67 Peer Group data per SNL Financial See Appendix for definition of Peer Group Credit Quality - Excluding Covered Loans 1 Does not reflect impact of $27.6 million remaining loan mark on Monroe loan portfolio 1
Credit Quality - ALLL and Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary At March 31, 2012 ONB Legacy Monroe Integra Total Allowance for Loan Losses (ALLL) $51.9 $2.8 $1.2 $55.9 Loan Mark - 27.6 198.5 226.1 Total ALLL/Mark $51.9 $30.4 $199.7 $282.0 Pre-Mark Loan Balance $3,724.5 $378.1 $790.6 $4,893.2 ALLL/Pre-Mark Loan Balance 1.39% .74% .15% 1.14% Mark/Pre-Mark Loan Balance -% 7.30% 25.11% 4.62% Combined ALLL & Mark/Pre-Mark Loan Balance1 1.39% 8.04% 25.26% 5.76% $ in millions 1 Management believes this reconciliation to be useful to demonstrate that the day one fair value mark considers credit risk and should be included as part of total coverage
Loan Portfolio at March 31, 2012 Commercial Commercial Real Estate Consumer Residential Mortgage HELOC Covered Loans 3Q11 1180.5 1026.9 639.7 1063.9 207.6 548.6 Commercial $1,180.5 Commercial Real Estate 1,026.9 Consumer 639.7 Residential Mortgage 1,063.9 HELOC 207.6 Covered Loans (Integra) 548.6 Total Loans $4,667.1 $95.6 Comml, $290.1 CRE, $119.6 HELOC, $43.3 Resi Mortg $ in millions - period-end balances
Covered Assets Grades 1 through 6 $281.9 $230.5 $179.5 Criticized - Grade 7 26.9 23.0 20.2 Classified - Grade 8 16.5 16.7 27.5 Nonaccrual - Grade 9 196.4 179.7 158.5 Retail Loans 189.6 176.5 162.9 Total Covered Loans $711.3 $626.4 $548.6* Other Real Estate Owned $31.9 $30.4 $24.7 $ in millions - period-end balances Refer to Appendix for ONB Risk Grade Table Sept. 30, 2011 Dec. 31, 2011 Mar. 31, 2012 Loans 90+ Days & Over $.7 $2.4 $.8 *Covered loans shown net of $197.2 million discount Commercial Loans *On this portfolio of covered loans, the FDIC will reimburse Old National for 80% of the losses up to $275.0 million, 0% of losses from $275.0 million up to $467.2 million and 80% of losses in excess of $467.2 million.
Credit Area Enhancements Separate Loss Share Division created Commercial credit underwriting officers and special assets associates Engaged a third-party firm with FDIC Loss Share experience to provide guidance to include Actions necessary to preserve Loss Share coverage Types of actions/decisions permitted and advisable Best practices to insure maximum allowable loss reimbursement from FDIC Best practices to document actions/decisions taken (to meet audit scrutiny) Assistance in gathering required data and building necessary reporting infrastructure to meet FDIC reporting requirements
Credit Area Enhancements Separate staff allows Focus on FDIC requirements in workout (and currently performing) to maximize Loss Share benefits Separation of Loss Share bank efforts from legacy portfolio credit administration to insure we don't diminish strong underwriting practices and management of risk in existing portfolio
Capital Management - Recent Actions Approved share repurchase program 1-26-12 Up to 2.0 million shares of ONB common stock Ends 1-31-13 Approved 28.6% increase in cash dividend to $.09 from $.07 per common share Retirement of $150 million of 6.75% subordinated bank notes on 10-17-11 Strong capital position allows ONB to prudently take advantage of opportunities as a result of market disruption and the difficult economic climate
Capital 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB 0.1244 0.1304 0.1398 0.1458 0.145 0.1408 0.1482 0.1342 0.1446 0.1488 Peer Group Average 0.0966 0.1071 0.1113 0.1139 0.1125 0.1145 0.1175 0.1186 0.1183 Capital levels remain strong Among the best capitalized in our peer group Strong capital supports future growth 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 ONB 0.0825 0.0862 0.0903 0.0958 0.0968 0.0912 0.0952 0.084 0.0897 0.0923 Peer Group Average 0.0705 0.0771 0.0782 0.0796 0.0789 0.0795 0.0819 0.0826 0.0821 Peer Group data per SNL Financial - See Appendix for definition of Peer Group and Non-GAAP reconciliation
Investment Portfolio ($ in millions) Book Value Dec. 31, 2011 Book Value Mar. 31, 2012 Market Value* Dec. 31, 2011 Market Value* Mar. 31, 2012 Market Value $ Change Federal National Mortgage Association $358.8 $405.4 Federal Home Loan Mortgage Corporation -0- 53.8 Federal Home Loan Bank 3.0 3.0 Federal Farm Credit Bank -0- -0- Subtotal U.S. Government Agencies-Senior Debentures $348.8 $453.0 $361.8 $462.2 $100.4 U.S. Treasury $65.2 $65.2 $65.8 $65.5 $(.3) Issued or guaranteed by FNMA, FHLMC, GNMA $1,237.7 $1,258.3 $1,269.6 $1,293.1 Nonagency guaranteed 90.4 84.2 85.9 82.7 Subtotal Mortgage Backed Securities $1,328.1 $1,342.5 $1,355.5 $1,375.8 $20.3 Trust Preferred $37.4 $37.4 $17.3 $18.0 Other Corporate 99.2 97.8 107.2 106.9 Subtotal Corporate Securities $136.6 $135.2 $124.5 $124.9 $.4 Municipal Securities - Taxable $262.2 $261.9 $273.7 $276.7 $3.0 Municipal Securities - Tax Exempt $330.7 $376.7 $353.9 $399.6 $45.7 Other Securities $74.6 $74.7 $74.6 $74.7 $.1 Totals $2,546.2 $2,709.2 $2,609.8 $2,779.4 $169.6 *Includes market value for both available for sale and held to maturity securities
Municipal Bond Portfolio by State IN TX PA KY MO All Other 0.412 0.073 0.057 0.067 0.051 0.34 Based on book value at 3-31-12 Illinois exposure consists of 2 bonds representing .24% of entire municipal portfolio
M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process
M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved
ONB Acquired Monroe Bancorp Transaction closed 1-1-11 Provides #1 market share in Monroe County (Bloomington, Indiana) Home to Indiana University Market has above-average growth rates and lower unemployment vs. state of Indiana Systems conversion occurred 5-14-11 Balance sheet acquired1 $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates 1Balances at 3-31-11
FDIC Acquisition of Integra Bank, NA Transaction Due Diligence Financial Impact Capital Closing / Conversion Purchased $1.8 billion in assets1 and assumed $1.8 billion of liabilities2 from the FDIC as receiver of Integra Bank, NA, Evansville, IN Approximately $.7 billion in loans covered by FDIC loss share agreement 80 / 20 loss share agreement with the FDIC subject to certain thresholds Assets discount bid = 9.74% of covered assets 1.00% core deposit premium Conducted multiple due diligences Gleaned valuable knowledge of FDIC process from other financial institutions Utilized third-party expertise Immediately accretive to EPS in 2011, excluding one-time charges of $11.1 million Expected 2012 EPS accretion $.20 to $.25 per share Expected cost saves of 75% Exceeds internal rate of return targets Pro forma efficiency ratio to mid 60's% in 2012 Create goodwill of $16.9 million No additional capital raise needed All regulatory approvals were received Transaction closed July 29, 2011 System conversion December 9, 2011 1 Including fair value of $.8 billion in loans and other real estate owned, $.5 billion of marketable securities and $.3 billion of cash and cash equivalents 2 Including approximately $1.4 billion in customer deposits - no brokered deposits were assumed
ONB to Acquire INCB - Highlights Transaction Due Diligence Financial Impact Capital TARP Repayment Acceptable Risk Profile Closing Consideration: 100% stock transaction at an exchange ratio of 1.90, resulting in 6.6 million shares issued Deal value = $79.2 million at ONB price of $12.00 Tangible premium/core deposits (deposits less jumbo CDs) of 1.58% Price to tangible book of 1.17% Comprehensive review of all operations and business lines Extensive credit review Obtained in-depth look at culture Expected to be immediately accretive to EPS in 2012, excluding one-time charges of approximately $19.3 million Expected EPS accretion $.06 to $.08 per share in first full year Expected cost saves of over 35%, phased in 75% in 2012 and 100% thereafter Exceeds internal IRR hurdle Loan credit mark estimated at $87 million, or 12% of total loans* Loan interest rate mark estimated at $32 million Create goodwill of approximately $75 million No additional capital raise needed INCB to redeem TARP prior to closing, subject to regulatory approval Strong cultural fit Transaction anticipated to close 3Q12, subject to regulatory and INCB shareholder approval and other customary closing conditions * Possible credit-related adjustments to exchange ratio Pricing based on ONB stock price of $12.00 - 20 day average 12-21-2011 to 1-20-2012
Possible Credit-Related Adjustments to Exchange Ratio Deal value subject to change based on increase or decrease of credit mark and delinquencies 1.9987 to 1.3396 Loan mark based on changes in impairment Delinquencies based on changes in "delinquent loans" from announcement date to closing date Delinquencies Nonaccruals Restructured OREO Net charge-offs Loan mark based on Old National's credit methodology
Appendix Old National Bancorp
Pre-Tax, Pre-Provision Income1 ($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Total Revenues $91.6 $98.1 $98.1 $96.1 $96.2 $104.2 $105.9 $119.9 $125.7 $123.4 Less: Provision for Loan Losses (21.8) (9.3) (8.0) (6.4) (7.1) (3.3) (3.2) .1 (1.0) (2.1) Less: Noninterest Expense (90.8) (77.1) (77.9) (76.1) (83.3) (79.9) (79.8) (95.2) (93.7) (91.3) Pre-tax Income $(21.0) $11.7 $12.2 $13.6 $5.8 $21.0 $22.9 $24.8 $31.0 $30.1 Add: Provision for Loan Losses 21.8 9.3 8.0 6.4 7.1 3.3 3.2 (.1) 1.0 2.1 Pre-Tax, Pre-Provision Income1 $.8 $21.0 $20.2 $20.0 $12.9 $24.3 $26.1 $24.7 $32.0 32.1 Less: Securities Gains/Losses 3.2 (3.0) (3.2) (3.2) (3.7) (1.2) (.5) (2.9) (2.8) (.5) Add: Merger and Integration Expenses -0- -0- -0- -0- -0- 3.5 2.2 6.8 5.2 .8 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses1 $4.0 $18.0 $17.0 $16.8 $9.2 $26.6 $27.8 $28.6 $34.4 $32.4 1Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company (5.8)% 21.8% 18.4% (1.8)%
CD Maturity Schedule Bucket Amount ($ in 000's) Rate 0-30 days $90,429 1.20% 31-60 days 85,569 1.69% 61-90 days 90,035 1.45% 91-120 days 77,970 1.14% 121-150 days 114,005 1.82% 151-180 days 56,916 .84% 181-210 days 23,807 .72% 211-240 days 32,979 1.11% 241-270 days 43,921 .88% 271-300 days 36,071 .86% 301-330 days 35,412 .93% 331-365 days 60,992 1.11% 1-2 years 333,078 2.80% 2-3 years 99,404 1.75% 3-4 years 71,351 3.09% 4-5 years 106,233 3.84% Over 5 years 16,083 2.94% Represents CD maturities at March 31, 2012
Shared National Credits - Excludes Covered Loans ($ in millions) 1Q11 2Q11 3Q11 4Q11 1Q12 Count (#)* 7 7 7 7 7 Total exposure $68.2 $70.6 $70.5 $65.0 $64.5 Dollar outstanding $24.4 $21.4 $22.9 $19.1 $18.0 Largest exposure $15.0 $15.0 $15.0 $10.0 $10.0 Weighted average risk grade** 1.8 1.8 1.9 1.8 1.6 *All but one in Indiana, Kentucky or Illinois **ONB's risk grade scale is 0 (investment grade) to 9 (nonaccrual)
ONB Loan Risk Grades Grade Name 0 Investment Grade 1 Minimal Risk 2 Modest Risk 3 Average Risk 4 Monitor 5 Weak Monitor 6 Watch 7 Criticized (Special Mention) 8 Classified (Problem) 9 Nonaccrual
Other Classified Assets ($ in millions) Book Value Dec. 31, 2011 Book Value Mar. 31, 2012 Market Value Dec. 31, 2011 Market Value Mar. 31, 2012 Corporate Bonds $3.4 $7.2 $2.6 $6.5 Pooled Trust Preferred Securities $25.5 $25.5 $7.3 $7.8 Non-Agency Mortgage Backed Securities $78.0 $73.7 $73.2 $71.8 Totals $106.9 $106.4 $83.1 $86.1
Quick Home Refi (QHR) Product Statistics Term 10 years 29% 15 years 39% 20 years 13% 25 years 5% 30 years 15% Based on March 31, 2012 portfolio data Average loan outstanding $79,012 Average yield of closed loans 4.22% Average Credit Score 779 Average FICO 297 Average debt to income 20% Average loan to value 59%
Securities with OTTI *Lowest credit rating provided by any nationally recognized credit rating agency. Vintage Lowest Credit Rating* Book Value at Mar. 31, 2012 OTTI 1Q12 OTTI Life to Date BAFC Ser 4 2007 CCC $13,754 $76- $218 CWALT Ser 73CB 2005 CC 2,963 - 290 CWALT Ser 73CB 2005 CC 4,087 - 609 CWHL 2006-10 (security sold 1Q11) 2006 - - 1,071 CWHL 2005-20 2005 CC 3,168 - 111 FHASI Ser 4 2007 C 17,885 - 1,192 HALO Ser 1R 2006 B 15,636 $4 20 RFMSI Ser S9 (security sold 4Q10) 2006 - - 2,803 RFMSI Ser S10 2006 D 3,762 $16 506 RALI QS2 (security sold 4Q10) 2006 - - 1,017 RFMSI S1 2006 CC 1,896 - 206 Totals Non-Agency Mortgage Backed Securities $63,151 $96 $8,043 TROPC 2003 C $87 - $4,849 MM Community Funding IX 2003 D 2,067 - 2,777 Reg Div Funding 2004 D 4,177 - 5,520 PRETSL XII 2003 C 2,871 - 1,897 PRETSL XV 2004 C 1,695 - 3,374 Reg Div Funding 2005 C 311 - 3,767 Totals Pooled Trust Preferred Securities $11,208 $- $22,184 Grand Totals $74,359 $96 $30,227 $ in thousands
Non-GAAP Reconciliations (End of period balances - $ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Total Shareholders' Equity $843.8 $855.5 $874.7 $895.7 $878.8 $984.0 $1,008.3 $1,027.7 $1,033.6 $1,050.4 Deduct: Goodwill and Intangible Assets (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) Tangible Common Shareholders' Equity $643.6 $657.0 $677.7 $700.1 $684.7 $713.0 737.8 $725.4 $746.8 $765.6 Total Assets $8,005.3 $7,818.3 $7,701.1 $7,506.1 $7,263.9 $8,053.3 $8,018.8 $8,932.7 $8,609.7 $8,581.1 Add: Trust Overdrafts .2 .3 .1 .1 .5 .1 .4 .4 .6 .1 Deduct: Goodwill and Intangible Assets (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) Tangible Assets $7,805.4 $7,620.0 $7,504.1 $7,310.6 $7,070.3 $7,814.4 $7,748.8 $8,630.8 $8,323.5 $8,296.4 Tangible Common Equity to Tangible Assets 8.25% 8.62% 9.03% 9.58% 9.68% 9.12% 9.52% 8.40% 8.97% 9.23% Risk Adjusted Assets $5,173.1 $5,038.2 $4,847.4 $4,803.2 $4,720.9 $5,062.8 $4,978.4 $5,406.5 $5,163.5 $5,147.0 Tangible Common Equity to Risk Weighted Assets 12.44% 13.04% 13.98% 14.58% 14.50% 14.08% 14.82% 13.42% 14.46% 14.88% End of period balances - $ in millions

# ONB's Peer Group

**Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB**

| | | | |
|---|---|---|---|
| 1st Source Corporation | SRCE | Heartland Financial USA, Inc. | HTLF |
| BancFirst Corporation | BANF | IBERIABANK Corporation | IBKC |
| BancorpSouth, Inc. | BXS | MB Financial, Inc. | MBFI |
| Bank of Hawaii Corporation | BOH | Park National Corporation | PRK |
| Chemical Financial Corporation | CHFC | Pinnacle Financial Partners, Inc. | PNFP |
| Commerce Bancshares, Inc. | CBSH | Prosperity Bancshares, Inc. | PB |
| Cullen/Frost Bankers, Inc. | CFR | Renasant Corp. | RNST |
| F.N.B. Corporation | FNB | S&T Bancorp, Inc. | STBA |
| First Commonwealth Financial Corporation | FCF | Susquehanna Bancshares, Inc. | SUSQ |
| First Financial Bancorp. | FFBC | Trustmark Corporation | TRMK |
| First Interstate BancSystem, Inc. | FIBK | UMB Financial Corporation | UMBF |
| First Merchants Corporation | FRME | United Bankshares, Inc. | UBSI |
| First Midwest Bancorp, Inc. | FMBI | Valley National Bancorp | VLY |
| FirstMerit Corporation | FMER | WesBanco, Inc. | WSBC |
| Fulton Financial | FULT | Wintrust Financial Corporation | WTFC |
| Glacier Bancorp, Inc. | GBCI | | |

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Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com